                                                                    EXHIBIT 10.1

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                      among

                              ECLIPSYS CORPORATION

                                       and


                           CERTAIN OF ITS STOCKHOLDERS


                          ----------------------------

                             Dated: January __, 1998

                          ----------------------------

                                TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
1.       Definitions............................................................................5

2.       General: Securities Subject to this Agreement.........................................10
                  (a)     Grant of Rights......................................................10
                  (b)     Registrable Securities...............................................10
                  (c)     Holders of Registrable Securities....................................11
                  (d)     Wilson Stockholders and Kaufman
                          Stockholders.........................................................11

3.       Demand Registration...................................................................11
                  (a)     Request for Demand Registration......................................11
                  (b)     Incidental or "Piggy-Back" Rights With
                          Respect to a Demand Registration.....................................13
                  (c)     Effective Demand Registration........................................14
                  (d)     Expenses.............................................................14
                  (e)     Underwriting Procedures..............................................14
                  (f)     Selection of Underwriters............................................15

4.       Piggy-Back Registration...............................................................15
                  (a)     Piggy-Back Rights....................................................15
                  (b)     Expenses.............................................................16

5.       Form S-3 Registration.................................................................16
                  (a)     Request for a Form S-3 Registration..................................16
                  (b)     Form S-3 Underwriting Procedures.....................................16
                  (c)     Limitations on Form S-3 Registrations................................17
                  (d)     Expenses.............................................................18
                  (e)     No Demand Registration...............................................18

6.       Holdback Agreements...................................................................18
                  (a)     Restrictions on Public Sale by
                          Designated Holders...................................................18
                  (b)     Restrictions on Public Sale by the Company...........................18

7.       Registration Procedures...............................................................19
                  (a)     Obligations of the Company...........................................19
                  (b)     Seller Information...................................................22
                  (c)     Notice to Discontinue................................................22
                  (d)     Registration Expenses................................................23

8.       Indemnification: Contribution.........................................................23
                  (a)     Indemnification by the Company.......................................23
                  (b)     Indemnification by Designated Holders................................24
                  (c)     Conduct of Indemnification Proceedings...............................24
                  (d)     Contribution.........................................................25

9.       Rule 144..............................................................................25

10.      Miscellaneous.........................................................................26
                  (a)     Recapitalizations, Exchanges, etc....................................26
                  (b)     No Inconsistent Agreements...........................................26
                  (c)     Remedies.............................................................26
                  (d)     Amendments and Waivers...............................................26
                  (e)     Notices..............................................................27
                  (f)     Successors and Assigns; Third Party
                          Beneficiaries........................................................31
                  (g)     Counterparts.........................................................32
                  (h)     Headings.............................................................32
                  (i)     GOVERNING LAW........................................................33
                  (j)     Severability.........................................................33
                  (k)     Entire Agreement.....................................................33
                  (l)     Further Assurances...................................................33

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


         AGREEMENT, dated as of January __, 1998 (this "Agreement"), among Eclipsys Corporation, a Delaware corporation (the "Company"), Partners HealthCare Systems, Inc., a Massachusetts not-for-profit corporation ("Partners"), General Atlantic Partners 38, L.P., a Delaware limited partnership ("GAP 38"), General Atlantic Partners 28 L.P., a Delaware limited partnership ("GAP 28"), GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP Coinvestment"), General Atlantic partners 47, L.P., a Delaware limited partnership ("GAP 47"), Harvey J. Wilson ("Wilson"), Wilfam Ltd., a Florida limited partnership ("Wilfam"), ALLTEL Information Services, Inc., an Arkansas corporation ("Alltel"). First Union Corporation, a North Carolina corporation ("FUCP"), BT Investment Partners, Inc., a Delaware corporation ("BT"), Brean Murray Associates IHS L.P., a Delaware limited partnership ("Brean Murray"), Gerald Manolovici ("Manolovici"), St. Paul Venture Capital IV, L.L.C., a Delaware limited liability company ("St. Paul"), Peter Karmanos, Jr. ("Karmanos"), the Kaufman Stockholders (as hereinafter defined) and Motorola, Inc., a Delaware corporation ("Motorola").

         WHEREAS, the Company, Partners, GAP 28, GAP Coinvestment, Wilson, Wilfam, Brean Murray and Manolovici had previously entered into a Registration Rights Agreement, dated May 3, 1996 (the "Original Registration Rights Agreement"); and

         WHEREAS, the Company, Partners, GAP 38, GAP 28, GAP Coinvestment, Wilson, Wilfam, Alltel, FUCP, BT, Brean Murray, Manolovici, St. Paul and Karmanos amended and restated the Original Registration Rights Agreement as of January 24, 1997 (the "First Restated Registration Rights Agreement"); and

         WHEREAS, the parties to the First Restated Registration Rights Agreement, together with the Kaufman Stockholders (as hereinafter defined), amended such agreement as of June 27, 1997; and

         WHEREAS, the parties to the First Restated Registration Rights Agreement, as amended, wish to amend and restate such agreement, as set forth herein, as to (i) include Motorola as a party hereto and as an inducement to Motorola to enter into a certain asset purchase agreement with the Company to be dated on or about January 30, 1998 and (ii) include GAP 47 as a party hereto and as an inducement to GAP 47 and GAP Coinvestment to enter into a certain preferred stock purchase agreement with the Company to acquire Series G Preferred Stock (as defined below), which agreement the Company expects to enter into.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement the following terms have the meanings indicated:

                   "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. In addition, the following shall be deemed to be Affiliates of GAP 38: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP 38, the limited partners of GAP 28 and the limited partners of GAP 47; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP 38, the limited partners of GAP 28 and the limited partners of GAP 47; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, former members, consultants or key employees of GAP LLC. In addition, GAP 38, GAP 28, GAP 47 and GAP Coinvestment shall be deemed to be Affiliates of one another.

                   "Alltel" has the meaning assigned to such term in the recital to this Agreement.

                   "Alltel Stockholders" means Alltel and any Affiliate thereof to which Registrable Securities are transferred.

                   "Approved Underwriter" has the meaning assigned to such term in Section 3(f) of this Agreement.

                   "Brean Murray" has the meaning assigned to such term in the recital to this Agreement.

                   "Brean Murray Stockholders" means Brean Murray and any Affiliate thereof to which Registrable Securities are transferred.

                   "BT" has the meaning assigned to such term in the recital to this Agreement.

                   "BT Stockholders" means BT and any Affiliate thereof to which Registrable Securities are transferred.

                   "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company, substantially in the form attached to the Stock Purchase Agreement as Exhibit C.

                   "Class A Common Stock" means the common stock, $.01 par value per share, of the Company.

                   "Class B Common Stock" means the non-voting common stock, $.01 par value, of the Company.

                   "Closing Price" means, with respect to the Registrable Securities, as of the date of determination, (a) the closing price per share of a Registrable Security on such date published in the Wall Street Journal or, if no such closing price on such date is published in the Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange (including, without limitation, The Nasdaq Stock Market, Inc.) on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange but are designed as national market system securities by the NASD, the last trading price per share of a Registrable Security on such date; or (c) if there shall have been no trading on such date or if the Registrable Securities are not so designated, the average of the reported closing bid and asked prices of the Registrable Securities on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of the New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share reasonably satisfactory to the Designated Holder for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holder, the expenses for which shall be borne equally by the Company and such Designated Holder.

                   "Common Stock" means the Class A Common Stock, the Class B Common Stock and any other capital stock of the Company into which such stock is reclassified or reconstituted.

                   "Company Underwriter" has the meaning assigned to such term in Section 4(a) of this Agreement.

                   "Demand Registration" has the meaning assigned to such term in Section 3(a) of this Agreement.

                   "Designated Holder" means each of the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders, the Kaufman Stockholders and the Motorola Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

                   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                   "First Restated Registration Rights Agreement" has the meaning assigned to such term in the recital to this Agreement.

                   "FUCP" has the meaning assigned to such term in the recital to this Agreement.

                   "FUCP Warrant" has the meaning assigned to such term in the recital to this Agreement.

                   "FUCP Stockholders" means FUCP and any Affiliate thereof to which shares are transferred.

                   "GAP Coinvestment" has the meaning assigned to such term in the recital to this Agreement.

                   "GAP 47" has the meaning assigned to such term in the recital to this Agreement.

                   "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited liability company and the general partner of GAP 38, GAP 28 and GAP 47, and any successor to such entity.

                   "GAP 38" has the meaning assigned to such term in the recital to this Agreement.

                   "GAP 28" has the meaning assigned to such term in the recital to this Agreement.

                   "General Atlantic Stockholders" means GAP 38, GAP 28, GAP 47, GAP Coinvestment and any Affiliate thereof to which Registrable Securities are transferred.

                   "Holders' Counsel" has the meaning assigned to such term in
Section 4(a) of this Agreement.

                   "Initiating Holder" has the meaning assigned to such term in
Section 3(a) of this Agreement.

                   "Inspector" has the meaning assigned to such term in Section 7(a)(viii) of this Agreement.

                   "IPO Effectiveness Date" means the date upon which the Company consummates its initial offer for sale of shares of Common Stock pursuant to an effective Registration Statement filed under the Securities Act.

                   "Karmanos" has the meaning assigned to such term in the recital to this Agreement.

                   "Karmanos Stockholders" means Karmanos and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred.

                   "Kaufman Stockholders" means, collectively, (i) Michael B.
Kaufman: (ii) Claudia Kaufman; (iii) Michael M. Davis and Michael B. Kaufman as Trustees of the Michael B. Kaufman Family Trust u/t/a dated September 3, 1993;
(iv) Michael B. Kaufman as Trustee of the Amy R. Kaufman 1990 Trust u/t/a dated December 28, 1990; (v) Michael B. Kaufman as Trustee of the Kim E. Kaufman 1990 Trust u/t/a dated December 28, 1990; and (vi) Pearl S. Kaufman as Trustee of the Michael B. Kaufman Trust pursuant to a Trust Agreement dated June 10, 1976; and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred.

                   "Manolovici" has the meaning assigned to such term in the recital to this Agreement.

                   "Manolovici Stockholders" means Manolovici and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred.

                   "Market Price" means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

                   "Motorola" has the meaning assigned to such term in the recital to this Agreement.

                   "Motorola Stockholders" means Motorola and any Affiliate thereof to which Registrable Securities are transferred and any other Person deemed a Motorola Stockholder pursuant to Section 10(f) of this Agreement.

                   "NASD" has the meaning assigned to such term in Section 7(a)(xiii) of this Agreement.

                   "Original Registration Rights Agreement" means the Registration Rights Agreement, dated May 3, 1996, among the Company, Partners, GAP 28, GAP Coinvestment, Wilson, Wilfam, Brean Murray and Manolovici.

                   "Partners" has the meaning assigned to such term in the recital to this Agreement.

                   "Partners Stockholders" mean Partners and any Affiliate thereof to which Registrable Securities are transferred.

                   "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                   "Registrable Securities" means each of the following: (a) any and all shares of Class A Common Stock owned by the Designated Holders or issued or issuable upon conversion of shares of Class B Common Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, (b) any other shares of Class A Common Stock acquired or owned by any of the Designated Holders prior to the IPO Effectiveness Date, or acquired or owned by any of the Designated Holders after the IPO Effectiveness Date, if such Designated Holder is an Affiliate of the Company and (c) any shares of Class A Common Stock or voting common stock of the Company issued or issuable to any of the Designated Holders with respect to shares of Class A Common Stock, Class B Common Stock, Series D Preferred Stock or Series F Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise shares of Class A Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof.

                   "Registration Expenses" has the meaning assigned to such term in Section 7(d) of this Agreement.

                   "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                   "S-3 Initiating Holder" has the meaning assigned to such term in Section 5(a) of this Agreement.

                   "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                   "Securities Act" means the Securities Act of 193, as amended, and the rules and regulations promulgated thereunder.

                   "Series B Preferred Stock" means the Series B 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company.

                   "Series C Preferred Stock" means the Series C 8.5% Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company.

                   "Series D Preferred Stock" means the Series D Convertible Preferred Stock, par value $.01 per share, of the Company.

                   "Series E Preferred Stock" means the Series E Convertible Preferred Stock, par value $.01 per share, of the Company.

                   "Series F Preferred Stock" means the Series F Convertible Preferred Stock, par value $.01 per share, of the Company.

                   "Series G Preferred Stock" means the Series G Convertible Preferred Stock, par value $.01 per share, of the Company.

                   "Stockholder Agreement" means the Second Amended and Restated Stockholders Agreement, dated as of the date hereof among the Company and certain of its Stockholders.

                   "Wilson" has the meaning assigned to such term in the recital to this Agreement.

                   "Wilson Stockholders" means Wilson, Wilfam, the Kaufman Stockholders and any Permitted Transferee (as defined in the Stockholders Agreement) thereof to which Registrable Securities are transferred.

         2.       General: Securities Subject to this Agreement.

                  (a) Grant of Rights. The Company hereby grants registration rights to the Partners Stockholders, the General Atlantic Stockholders, the Wilson Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders, the Brean Murray Stockholders, the Manolovici Stockholders, the St. Paul Stockholders, the Karmanos Stockholders and the Motorola Stockholders upon the terms and conditions set forth in this Agreement.

                  (b) Registrable Securities. For the purpose of this Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of such Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgement, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or
(iii) such Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                  (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                  (d) Wilson Stockholders and Kaufman Stockholders. With respect to any rights or obligations of the Wilson Stockholders, the Kaufman Stockholders shall share such rights or obligations with the other Wilson Stockholders, allocated among all the Wilson Stockholders (including Kaufman Stockholders) as a group on a pro rata basis, calculated with reference to the total number of Shares owned by the Kaufman Stockholders as compared to the total number of shares owned by the Wilson Stockholders as a group. As among the Wilson Stockholders, including the Kaufman Stockholders, all decisions to be made by the Wilson Stockholders with respect to the exercise of rights under this Agreement shall be made by Wilson Stockholders holding a majority of the Registrable Securities held by all Wilson Stockholders.

                  3.       Demand Registration.

                  (a) Request for Demand Registration. At any time after six months following the IPO Effectiveness Date, the Wilson Stockholders, the General Atlantic Stockholders, the Partners Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders or the Motorola Stockholders may make a written request to the Company to register (each of such Wilson Stockholders, General Atlantic Stockholders, Partners Stockholders, Alltel Stockholders, FUCP Stockholders, BT Stockholders or Motorola Stockholders making such request being referred to hereinafter as the "Initiating Holder"), under the Securities Act and under the securities or "blue sky" laws of any jurisdiction reasonably designated by such holder or holders, the number of Registrable Securities, the offer and sale of which shall result in net proceeds (after expenses and underwriting commissions and discounts) to such Initiating Holder of at least $5,000,000 (a "Demand Registration"), and the Company shall use its reasonable efforts to cause such Demand Registration to become and remain effective not later than three (3) months after it receives a request for a Demand Registration; provided, however, that the Company shall not be required to effect more than one Demand Registration at the request of the Wilson Stockholders, two Demand Registrations at the request of the General Atlantic Stockholders, one Demand Registration at the request of the Partners Stockholders, one Demand Registration at the request of the Alltel Stockholders, one Demand Registration at the request of the FUCP Stockholders, one Demand Registration at the request of the BT Stockholders and two demands at the request of the Motorola Stockholders, and provided further that, if (x) the Initiating Holder is a Motorola Stockholder, (y) the Motorola Stockholders' Registrable Securities may not then be sold pursuant to Rule 144 under the Securities Act (whether or not subject to the volume limitations thereof), and
(z) the Motorola Stockholders request the registration of all of their Registrable Securities, then the Company shall be required to effect a Demand Registration at the request of the Motorola Stockholders even if the offer and sale of all of the Motorola Stockholders' Registrable Securities shall result in end proceeds to the Motorola Stockholders of less than $5,000,000. For purposes of the preceding sentence, two or more registration statements filed in response to one demand shall be counted as one registration statement. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within three months of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at is option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any Demand Registration within three months after the effective date of any other Registration Statement of the Company. Notwithstanding the foregoing, a Demand Registration may not be initiated by:

                           (i)      (x) the Partners Stockholders within 12
months of the effective date of any Registration Statement of the Company in which (1) the Partners Stockholders were offered an opportunity to register Registrable Securities pursuant to Section 3(b) or Section 4 and (2) none of the Registrable Securities requested by the Partners Stockholders for inclusion in such Registration Statement were excluded pursuant to the last sentence of
Section 3(e) or Section 4(a), or (y) the Motorola Stockholders within 12 months of the effective date of any Registration Statement of the Company in which (1) the Motorola Stockholders were offered an opportunity to register Registrable Securities pursuant to Section 3(b) or Section 4 and were eligible to participate in such registration, and (2) none of the Registrable Securities requested by the Motorola Stockholders for inclusion in such Registration Statement were excluded pursuant to the last sentence of Section 3(e) or Section 4(a), or

                           (ii)     any of the Wilson Stockholders, the General
Atlantic Stockholders, the FUCP Stockholders or the BT Stockholders within 12 months of the effective date of any Registration Statement of the Company (x) filed in response to a request for a Demand Registration pursuant to this
Section 3(a) and (y) in which the Designated Holders were offered an opportunity to register Registrable Securities in such Demand Registration pursuant to
Section 3(b), or

                           (iii)    by the Motorola Stockholders before the
second anniversary of this Agreement.

Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

                           (b)      Incidental or "Piggy-Back" Rights With
Respect to a Demand Registration. Each of the Designated Holders (other than the Initiating Holder) may offer its Registrable Securities under any Demand Registration pursuant to this Section 3. Within 10 days after the receipt from an Initiating Holder of a request for a Demand Registration, the Company shall
(i) give written notice thereof to all of the Designated Holders (other than the Initiating Holder) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within 10 days of the receipt by such Designated Holders of such written notice referred to clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Section 3, provided that any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holder. Notwithstanding the foregoing, none of the Motorola Stockholders may exercise any "piggy-back" registration rights before the second anniversary of this Agreement, except that Motorola may exercise its "piggyback" registration rights prior to such date if the Company initially files a registration statement under the Securities Act during the ninety-day period immediately prior to the second anniversary of this Agreement pursuant to a Demand Registration made under Section 3(a) of this Agreement.

                           (c)      Effective Demand Registration. A
registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) three months; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

                           (d)      Expenses. In any registration initiated as a
Demand Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective; provided, however, that the Initiating Holder and each Designated Holder participating in such registration shall bear the fees, charges and disbursements of its own legal counsel.

                           (e)      Underwriting Procedures. If the Initiating
Holders holding a majority of the Registrable Securities held by all of the Initiating Holders to which the requested Demand Registration relates so elect, the Company shall use its reasonable efforts to cause the offering of such Registrable Securities pursuant to such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwriting, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwriting unless such Designated Holder accepts the terms of the underwriting as agreed upon by the Company, the Initiating Holder and the Approved

Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holder. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities request to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce, first as to the Designated Holders (who are not Initiating Holders) as a group, if any, and second as the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included in such registration; provided, however, that if the number of Registrable Securities to be included in a Demand Registration by an Initiating Holder is reduced by the Approved Underwriter, then such Initiating Holder shall be entitled to retain a Demand Registration with respect to such number of Registrable Securities excluded by the Approved Underwriter, provided that such Initiating Holder may not initiate such Demand Registration within 12 months of the effective date of the Registration Statement with respect to the Demand Registration in which the Approved Underwriter excluded such Initiating Holder's Registrable Securities.

                           (f)      Selection of Underwriters. If any Demand
Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "Approved Underwriter"); provided, however, that the Approved Underwriter shall, in any case, be acceptable to he Company in its reasonable judgment.

                  4.       Piggy-Back Registration.

                           (a)      Piggy-Back Rights. At any time after the IPO
Effectiveness Date, if the Company proposes to file a registration statement under the Securities Act (other than pursuant to Section 5) with respect to an offering by the Company for its own account or for the account of any stockholder of the Company (in connection with a Demand Registration requested by a Designated Holder, which shall be governed by Section 3(b)) of any class of security (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request. The Company shall, and shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwriter offering (the "Company Underwriter") to, permit the Designated Holders of Registrable Securities who have requested in writing to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any offering under this Section 4(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the Underwriting as reasonably agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect such public offering, then the Company shall be required to include in the underwriting, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities proposed to be offered for the account of such Designated Holders; and third, any other securities requested to be included in such underwriting. Notwithstanding the foregoing, none of the Motorola Stockholders may exercise any "piggy-back" rights before the second anniversary of this Agreement.

                           (b)      Expenses. The Company shall bear all
Registration Expenses (other than underwriting discounts and commissions) in connection with any registration pursuant to this Section 4; provided, however, that each Designated Holder participating in such registration shall bear the fees, charges and disbursements of its own legal counsel.

                  5.       Form S-3 Registration.

                           (a)      Request for a Form S-3 Registration. In the
event that the Company shall receive from any Designated Holder (the "S-3 Initiating Holder") a written request that the Company register, under the Securities Act and the securities and "blue sky" laws of any jurisdiction reasonably designated by such Designated Holder, on Form S-3 (or any successor form then in effect), all or a portion of the Registrable Securities owned by such S-3 Initiating Holder, the Company shall give written notice of such request to each of the other Designated Holders at least 30 days before the anticipated filing date of such Form S-3, and such notice shall describe the proposed registration and offer such other Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request in writing to the Company, given within 15 days after their receipt from the Company of the written notice of such registration. The Company shall (i) take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered and (ii) use its reasonable best efforts to (x) cause such registration pursuant to this Section 5(a) to become and remain effective as soon as practicable, but in any event not later than three months after it receives a request therefor and (y) cause the Company Underwriter to permit the Designated Holders who have requested in writing to participate in such registration to include their Registrable Securities in such offering on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holder included therein.

                           (b)      Form S-3 Underwriting Procedures. If the S-3
Initiating Holder so elects, the Company shall use reasonable efforts to cause the offering on Form S-3 pursuant to this Section 5 to be in the form of a firm commitment underwritten offering and the S-3

Initiating Holder shall select an investment banking firm of national reputation to act as the managing underwriter of such offering; provided, however, that such underwriter shall, in any case, be acceptable to the Company in its reasonable judgment. In connection with any offering under Section 5(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the Designated Holders thereof accept the terms of the underwriting as agreed upon between the Company, such underwriter selected by the S-3 Initiating Holder and the S-3 Initiating Holder, and then only in such quantity as will not, in the opinion of such underwriter, jeopardize the success of the offering by the S-3 Initiating Holder. If in the written opinion of such underwriter the registration of all or part of the Registrable Securities within the S-3 Initiating Holder and the other Designated Holders have requested to be included would materially adversely affect such public offering, then the Company shall be required to include in the underwriting, to the extent of the amount that such underwriter believes may be sold without causing such adverse effect, first, all of the Registrable Securities to be offered for the account of the S-3 Initiating Holder; second, the Registrable Securities to be offered for the account of the other Designated Holders who requested inclusion of their Registrable Securities pursuant to Section 5(a), pro rata based on the number of Registrable Securities proposed to be offered for the account of such Designated Holders; and third, any other securities requested to be included in such underwriting.

                           (c)      Limitations on Form S-3 Registrations. If at
the time of any request to register Registrable Securities pursuant to Section 5(a), the Company is engaged in, or has fixed plans to engage in within three months of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration on Form S-3 (or any successor form then in effect) to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a): (i) within three months after the effective date of any other Registration Statement of the Company, (ii) as to any S-3 Initiating Holder, if within the 12-month period preceding the date of such request, the Company has effected two registrations on Form S-3 pursuant to Section 5(a) and all of the Registrable Securities registered therein have been sold and the S-3 Initiating Holder was eligible to participate in such registrations, (iii) if Form S-3 is not available for such offering by the Initiating S-3 Holder or (iv) if the S-3 Initiating Holder, together with the Designated Holders (other than the S-3 Initiating Holder) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of less than $2,500,000; provided, however, the if (x) the S-3 Initiating Holder is a Motorola Stockholder, and (y) the Motorola Stockholders' Registrable Securities may not then be sold pursuant to Rule 144 under the Securities Act (whether or not subject to the volume limitations thereof), and (z) Motorola requests registration of all of the Motorola Stockholders' Registrable Securities, then the Company shall be required to effect a registration pursuant to Section 5(a) upon Motorola's request, notwithstanding the foregoing subclause
(iv).

                           (d)      Expenses. In connection with any
registration pursuant to this Section 5, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions), whether or not such registration becomes effective; provided, however, that the S-3 Initiating Holder and each Designated Holder participating in such registration shall bear the fees, charges and disbursements of its own legal counsel; and provided further, that the Company shall not be required to pay the Registration Expenses of an S-3 Initiating Holder for a registration pursuant to this Section 5 if the Company has paid the Registration Expenses of another registration pursuant to this Section 5 in the preceding 12-month period and such S-3 Initiating Holder was eligible to participate in such prior registration. All Registration Expenses incurred in connection with any registration pursuant to this Section 5 for which the Company has no obligation to pay such Registration Expenses shall be borne by the Designated Holders who participate in such registration on a pro rata basis according to the number of Registrable Securities owned by the Designated Holders that are included in such registration at the time that such registration becomes effective.

                           (e)      No Demand Registration. No registration
requested by any Designated Holder pursuant to this Section 5 shall be deemed a Demand Registration pursuant to Section 3.

                  6.       Holdback Agreements.

                           (a)      Restrictions on Public Sale by Designated
Holders. If and to the extent requested by the Company, the Initiating Holders or the S-3 Initiating Holder, as the case may be, in the case of a non-underwritten public offering or if and to the extent requested by the Approved Underwriter, the Company Underwriter or the underwriter selected by the S-3 Initiating Holder, as the case may be, in the case of an underwritten public offering, each Designated Holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registration Securities, including a sale pursuant to Rule 144 under the Securities Act, during the 180-day period or such shorter period agreed upon by such Designated Holder and the requesting party beginning on the effective date of such registration statement (except as part of such registration).

                           (b)      Restrictions on Public Sale by the Company.
The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any registration statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold and
(ii) 180 days after the effective date of such registration statement.

                  7.       Registration Procedures.

                           (a)      Obligations of the Company. Whenever
registration of Registrable Securities has been requested pursuant to Section 3,
Section 4 or Section 5 of this Agreement, the Company shall use its reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                                    (i)      use its reasonable efforts to
prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall reasonably deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such registration statement to become effective; provided, however, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                                    (ii)     prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) three months and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                                    (iii)    as soon as reasonable possible,
furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                                    (iv)     use its reasonable efforts to
register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and to continue such qualification in effect in such jurisdiction for the lesser of (x) three months and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 7(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                                    (v)      use its reasonable efforts to cause
the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                                    (vi)     upon discovery that, or upon the
happening of any event as a result of which, the prospectus included in a registration statement covering Registrable Securities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (x) promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and (y) immediately prior to the preparation of such amendment or supplement to such prospectus, notify each seller of Registrable Securities of the anticipated preparation thereof;

                                    (vii)    enter into and perform customary
agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in
Section 3, Section 4 or Section 5) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                                    (viii)   make available for inspection by
any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the

Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records if ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                                    (ix)     if such sale is pursuant to an
underwritten offering, use its reasonable efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                                    (x)      use its reasonable efforts to
furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                                    (xi)     otherwise use its reasonable
efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                                    (xii)    cause all such Registrable
Securities to be listed on each securities exchange or over-the-counter market on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;

                                    (xiii)   cooperate with each seller of
Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                                    (xiv)    use reasonable efforts to take all
other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                           (b)      Seller Information. The Company may require
each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                           (c)      Notice to Discontinue. Each Designated
Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)
(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 7(a)(vi).

                           (d)      Registration Expenses. The Company shall pay
all expenses (other than as set forth in Sections 3(d), 4(b) and 5(d)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities),
(iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters and any special audits incident to or required by any registration or qualification) and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand registration, piggyback registration or registration on Form S-3 pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 7(d) are referred to herein as "Registration Expenses".

                  8.       Indemnification: Contribution.

                           (a)      Indemnification by the Company. The Company
agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 8(c), reasonable fees, disbursements and other costs of counsel) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                           (b)      Indemnification by Designated Holders. In
connection with any registration statement in which a Designated Holder is participating pursuant to Section 3, Section 4 or Section 5 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 8(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

                           (c)      Conduct of Indemnification Proceedings. Any
Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as provided, the Indemnifying Party shall be entitled to participate in and to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to and in conflict with those available to the Indemnifying Party and in such event, the Indemnifying Party shall pay the reasonable fees and expenses of counsel to the Indemnified Party only to the extent that such separate counsel is necessary under such applicable standards of professional conduct in the case of the foregoing clause (x) or to the extent necessary to avoid any conflict in the case of the foregoing clause (y). In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                           (d)      Contribution. If the indemnification
provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be indemnified by such Designated Holder shall be limited to the net proceeds received by such Designated Holder in the offering.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rate allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         9. Rule 144. From and after the IPO Effectiveness Date, the Company covenants that it shall timely file any reports required to be filed by it under the Exchange Act and that it shall take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

         10.      Miscellaneous.

                  (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to
(i) the shares of Class A Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Class A Common Stock or Class B Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

                  (b) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                  (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agreed to waive in any action for specific performance the defense that a remedy at law would be adequate.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holders holding at least 85% of the Registrable Securities owned by all of the Designated Holders; provided, however, that any such amendment, modification, supplement, waiver or consent shall not be effective to withdraw, deny or adversely affect the rights of any Designated Holder who has not consented in writing thereto. Subject to the proviso in the preceding sentence, any such written consent shall be binding upon the Company and all of the Designated Holders.

                  (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                               (i)     if to the Company:

                                       Eclipsys Corporation
                                       777 East Atlantic Avenue, Suite 200
                                       Delray Beach, Florida 33483
                                       Telecopy:  (561) 243-9390
                                       Attention: Mr. Harvey J. Wilson

                                       with a copy to:

                                       Goulston & Storrs
                                       400 Atlantic Avenue
                                       Boston, Massachusetts  02110
                                       Telecopy:  (617) 574-4112
                                       Attention: Lester J. Fagen, Esq.

                               (ii)    if to Partners:

                                       Partners HealthCare System, Inc.
                                       Prudential Tower, Suite 1150
                                       800 Boylston Street
                                       Boston, Massachusetts  02199
                                       Telecopy:  (617) 278-1087
                                       Attention: Mr. Jay Pieper

                               (iii)   if to GAP LLC or GAP Coinvestment:

                                       c/o General Atlantic Service
                                       Corporation
                                       3 Pickwick Plaza
                                       Greenwich, Connecticut  06830
                                       Telecopy:  (203) 622-8818
                                       Attention: Mr. Stephen P. Reynolds

                                       with a copy to:

                                       Paul, Weiss, Rifkind, Wharton & Garrison
                                       1285 Avenue of the Americas
                                       New York, New York  10019-6064
                                       Telecopy:  (212) 757-3990
                                       Attention: Matthew Nimetz, Esq.

                               (iv)    if to Wilson or Wilfam:

                                       969 South Ocean Boulevard
                                       Delray Beach, Florida  33483
                                       Telecopy:  (407) 265-1667
                                       Attention:  Mr. Harvey J. Wilson

                                       with a copy to:

                                       Mr. Michael B. Kaufman
                                       367 Dudley Road
                                       Newton, Massachusetts  02159
                                       Telecopy:  (617) 343-3099

                               (v)     if to Alltel:

                                       ALLTEL Information Services, Inc.
                                       4001 Rodney Parham Road
                                       Little Rock, Arkansas  72212
                                       Telecopy:  (501) 220-4637
                                       Attention: President, with a copy to the
                                                  General Counsel of Alltel

                               (vi)    if to FUCP:

                                       First Union Corporation
                                       One First Union Center, 18th Floor
                                       Charlotte, North Carolina  28288-0732
                                       Telecopy:  (704) 374-6711
                                       Attention: Mr. Frederick W. Eubank, II

                                       with a copy to:

                                       Kennedy, Covington, Lobdell &
                                       Hickman, L.L.P.
                                       100 North Tryon Street, Suite 4200
                                       Charlotte, North Carolina 28202-4006
                                       Telecopy:  (704) 331-7598
                                       Attention: Henry W. Flint, Esq.

                               (vii)   if to BT:

                                       BT Investment Partners, Inc.
                                       130 Liberty Street
                                       New York, New York  10006
                                       Telecopy:  (212) 250-7651
                                       Attention: Mr. Joseph Wood

                                       with a copy to:

                                       Winston & Stawn
                                       200 Park Avenue
                                       New York, New York  10166-4193
                                       Telecopy:  (212) 294-4700
                                       Attention: John W. Kaufmann, Esq.

                               (viii)  if to Brean Murray:

                                       Brean Murray Associates IHS L.P.
                                       c/o Brean Murray & Co.
                                       570 Lexington Avenue, 11th Floor
                                       New York, New York 10022
                                       Telecopy:  (212) 476-0798
                                       Attention: Mr. A. Brean Murray
                                       with a copy to:

                                       Brown, Raysman & Millstein
                                       120 West Forty-Fifth Street
                                       New York, New York 10036
                                       Telecopy:  (212) 840-2429
                                       Attention: Michael Hirschberg, Esq.

                               (ix)    if to Manolovici:

                                       Gilder, Gagnon, Howe & Co.
                                       1775 Broadway
                                       26th Floor
                                       New York, New York 10019
                                       Telecopy:  (212) 315-5964

                               (x)     if to St. Paul:

                                       St. Paul Venture Capital
                                       8500 Normandale Lake Boulevard
                                       Suite 1940
                                       Bloomington, Minnesota 55437-3831
                                       Telecopy:  (612) 830-7475
                                       Attention: Mr. Everett Cox

                               (xi)    if to Karmanos:

                                       Compuware Corporation
                                       31440 Northwestern Highway
                                       Farmington Hills, Michigan 48334
                                       Telecopy:  (810) 737-1822

                               (xii)   if to the Kaufman Stockholders:

                                       Michael B. Kaufman
                                       367 Dudley Road
                                       Newton, Massachusetts 02159
                                       Telecopy: (617) 343-3099

                               (xiii)  if to Motorola:

                                       Land Mobile Products Sector
                                       Motorola, Inc.
                                       1301 East Algonquin Road
                                       Schaumburg, Illinois 60196
                                       Telecopy:  (847) 538-2491
                                       Attention:  Mr. Richard D. Severns

                                       with a copy to:

                                       Corporate Law Department
                                       Motorola, Inc.
                                       1303 East Algonquin Road
                                       Schaumburg, Illinois 60196
                                       Telecopy:  (847) 576-2818
                                       Attention:  Donald F. McLellan, Esq.

                               (xiv) if to any other designated Holder, at its address as it appears on the record books of the Company.


         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Demand Registration rights and the other rights of the Wilson Stockholders, General Atlantic Stockholders, the Partners Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders and the Motorola Stockholders with respect thereto shall be, with respect to any Registrable Security, (i) automatically transferred among the Wilson Stockholders, the General Atlantic Stockholders, the Partners Stockholders, the Alltel Stockholders, the FUCP Stockholders, the BT Stockholders or the Motorola Stockholders, as the case may be, and (ii) in all other cases (except as set forth in the next sentence), transferred only with the consent of the Company. The Demand Registration rights of the Motorola Stockholders, with respect to any Registrable Security, and the other rights of the Motorola Stockholders with respect thereto may be transferred by the Motorola Stockholders to any other Person without the consent of the Company so long as (y) in each case the transferee of any such Motorola Stockholder holds an aggregate of not less than $2,500,000 of Registrable Securities or, if the aggregate value of the Registrable Securities owned by the Motorola Stockholders is less than $2,500,000, the Motorola Stockholders transfer all of their Registrable Securities and Demand Registration rights to such transferee, and (z) each such transferee agrees in writing that (1) Motorola (or any Person to which Motorola transfers all of its Registrable Securities) shall be the representative of such transferee, authorized to act on such transferee's behalf in all matters arising under or relating to this Agreement and (2) that such transferee shall in all respects act together with Motorola (or any Person to which Motorola transfers all of its Registrable Securities) and shall be deemed a Motorola Stockholder hereunder. The "incidental" registration rights of the Designated Holders contained in Sections 3(b) and 4, the Form S-3 registration rights contained in Section 5 and the other rights of each of the Designated Holders with respect thereto may be, with respect to any Registrable Security,
(i) automatically transferred among the Partners Stockholders, (ii) automatically transferred among the General Atlantic Stockholders, (iii) automatically transferred among the Wilson Stockholders, (iv) automatically transferred among the Alltel Stockholders, (v) automatically transferred among the FUCP Stockholders, (vi) automatically transferred among the BT Stockholders,
(vii) automatically transferred among the Brean Murray Stockholders, (viii) automatically transferred among the Manolovici Stockholders, (ix) automatically transferred among the St. Paul Stockholders, (x) automatically transferred among the Karmanos Stockholders, (xi) automatically transferred among the Kaufman Stockholders, (xii) automatically transferred among the Motorola Stockholders and (xiii) automatically transferred by such Designated Holder to any other Person, so long as in each case the transferee of Registrable Securities holds an aggregate of not less than $2,500,000 of Registrable Securities. For purposes of calculating such $2,500,000, the value of each of the FUCP Warrant and the BT Warrant shall be calculated by determining the Market Price on the date of the particular transfer of the number of shares of Class A Common Stock into which the number of shares of Class B Common Stock issuable upon exercise of such Warrant may be converted. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Designated Holders shall be enforceable to the fullest extent permitted by law.

                  (k) Entire Agreement. This Second Restated Registration Rights Agreement shall become effective: (i) as to all parties to the First Restated Registration Rights Agreement, upon the execution hereof by the Company and the Designated Holders under the First Restated Registration Rights Agreement holding at least 85% of the Registrable Securities owned by all of the Designated Holders under the First Restated Registration Rights Agreement, as amended, (ii) as to the Motorola Stockholders, upon the execution hereof by the Company, Motorola, and the Designated Holders under the First Restated Registration Rights Agreement holding at least 85% of the Registrable Securities owned by all of the Designated Holders under the First Restated Registration Rights Agreement, as amended, and (iii) as to GAP 47, upon the execution hereof by the Company, GAP 47, and the Designated Holders under the First Restated Registration Rights Agreement holding at least 85% of the Registrable Securities owned by all of the Designated Holders under the First Restated Registration Rights Agreement, as amended. This Second Restated Registration Rights Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no additional restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.

                  (l) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                    ECLIPSYS CORPORATION

                                    By: /s/ Harvey J. Wilson
                                        --------------------------------------
                                             Name: Harvey J. Wilson
                                             Title: President

                                    PARTNERS HEALTHCARE SYSTEMS, INC.


                                    By: /s/ Jay B. Pieper
                                        --------------------------------------
                                             Name: Jay B. Pieper
                                             Title: Vice President

                                    GENERAL ATLANTIC PARTNERS 38, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS, LLC
                                             Its General Partner


                                    By: /s/ Stephen R. Reynolds
                                        --------------------------------------
                                             Name: Stephen R. Reynolds
                                             Title:  A Managing Member

                                    GENERAL ATLANTIC PARTNERS 28, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS, LLC
                                             Its General Partner


                                    By: /s/ Stephen R. Reynolds
                                        --------------------------------------
                                             Name: Stephen R. Reynolds
                                             Title:  A Managing Member

                                    GENERAL ATLANTIC PARTNERS 47, L.P.

                                    By:      GENERAL ATLANTIC PARTNERS, LLC,
                                             Its General Partner

                                    By: /s/ Stephen R. Reynolds
                                        --------------------------------------
                                             Name: Stephen R. Reynolds
                                             Title:  A Managing Member

                                    GAP COINVESTMENT PARTNERS, L.P.


                                    By: /s/ Stephen R. Reynolds
                                        --------------------------------------
                                             Name: Stephen R. Reynolds
                                             Title:  A General Partner


                                      /s/ Harvey J. Wilson
                                    ------------------------------------------
                                    Harvey J. Wilson

                                    WILFAM LTD.


                                    By: /s/ Harvey J. Wilson
                                        --------------------------------------
                                             Name: Harvey J. Wilson
                                             Title: President

                                    ALLTEL INFORMATION SERVICES, INC.


                                    By:/s/ Jeffrey H. Fox
                                        --------------------------------------
                                             Name: Jeffrey H. Fox
                                             Title: President

                                    FIRST UNION CORPORATION


                                    By: /s/ Frederick W. Eubank II
                                        --------------------------------------
                                             Name:  Frederick W. Eubank II
                                             Title: Senior Vice President

                                    BT INVESTMENT PARTNERS, INC.


                                    By: /s/ Christopher Fuller
                                        --------------------------------------
                                             Name: Christopher Fuller
                                             Title: Principal

                                    BREAN MURRAY ASSOCIATES IHS L.P.


                                    By: /s/ A. Brean Murray
                                        --------------------------------------
                                             Name: A. Brean Murray
                                             Title:


                                      /s/ Gerald Manolovici
                                    ------------------------------------------
                                    Gerald Manolovici

                                    ST. PAUL VENTURE CAPITAL IV, L.L.C.


                                    By: /s/ Everett V. Cox
                                        --------------------------------------
                                             Name: Everett V. Cox
                                             Title: General Partner


                                     /s/ Peter Karmanos, Jr.
                                    ------------------------------------------
                                    Peter Karmanos, Jr.


                                     /s/ Michael B. Kaufman
                                    ------------------------------------------
                                    Michael B. Kaufman

                                  /s/ Claudia Kaufman
                                 ------------------------------------------
                                 Claudia Kaufman



                                 Michael B. Kaufman and Michael M. Davis,
                                 Trustees of the Michael B. Kaufman Family
                                 Trust u/t/a dated 9/3/93

                                  /s/ Michael B. Kaufman
                                 ------------------------------------------
                                 Michael B. Kaufman, Trustee


                                 Michael B. Kaufman, Trustee of the
                                 Amy R. Kaufman 1990 Trust u/t/a
                                 December 28, 1990

                                  /s/ Michael B. Kaufman
                                 ------------------------------------------
                                 Michael B. Kaufman, Trustee


                                 Michael B. Kaufman, Trustee of the
                                 Kim E. Kaufman 1990 Trust u/t/a
                                 December 28, 1990

                                  /s/ Michael B. Kaufman
                                 ------------------------------------------
                                 Michael B. Kaufman, Trustee


                                 Pearl S. Kaufman or her successor in Trust, as Trustee of the Michael B. Kaufman Trust pursuant to a Trust Agreement dated
                                 June 30, 1976

                                  /s/ Pearl S. Kaufman
                                 ------------------------------------------
                                 Pearl S. Kaufman, Trustee


                                 MOTOROLA, INC.

                                 By:  /s/ Richard D. Severns
                                     --------------------------------------
                                          Name: Richard D. Severns
                                          Title: